UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2012

VERIFY SMART CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-136492
(Commission File Number)

20-5005810
(IRS Employer Identification No.)

57 Montague Street, Brooklyn NY 11201
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (718) 855-7136

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

Item 4.01 Amendments to Changes in Registrant’s Certifying Accountant

On December 21, 2012, Verify Smart Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) concerning the changes in the Company’s certifying accountant, its decision to dismiss PLS CPA, A Professional Corp. as its independent registered public accounting firm, and to engage I Vellmer Inc. as the Company’s new independent registered public accounting firm.

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements Item 4.01 of the Original Form 8-K, to disclose certain additional information, as follows:

1. The Company’s disclosure in the Original Form 8-K stated that in connection with the audits of the Company’s financial statements for its last audited fiscal years ended June 30, 2011 and June 30, 2010, there were no disagreements with PLS CPA, A Professional Corp. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PLS CPA, A Professional Corp. would have caused PLS CPA, A Professional Corp. to make reference to the matter in their report. The reports on the financial statements prepared by PLS CPA, A Professional Corp., for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except that PLS CPA, A Professional Corp., expressed in their reports substantial doubt about our ability to continue as a going concern.

The disclosure in this Original Form 8-K should also have stated that there were no disagreements, as detailed above, with PLS CPA, A Professional Corp. during any subsequent interim period through the date of dismissal.

2. Further, The Company’s disclosure in the Original Form 8-K stated that during the Company’s last fiscal year preceding their engagement, I. Vellmer Inc. was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

The disclosure in this Original Form 8-K should also have stated that I. Vellmer was not consulted on any matter, as detailed above, through the date of engagement.

We provided PLS CPA, A Professional Corp. with a copy of this Current Report on Form 8-K, that amends the Original Form 8-K, prior to its filing with the SEC, and requested that they furnish us with an updated Exhibit 16 letter addressed to the SEC stating whether they agree with the statements made in this Current Report Amendment, and if not, stating the aspects with which they do not agree. A copy of the letter provided from PLS CPA, A Professional Corp. is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

16.1 Letter from PLS CPA, A Professional Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFY SMART CORP.

/s/ Tony Cinotti
Tony Cinotti
President

Date: January 17, 2013

EX-16.1 2 exhibit16-1.htm LETTER FROM PLS CPA, A PROFESSIONAL CORP.

January 17, 2013

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re: VERIFY SMART CORP.:

We have read the statements made by Verify Smart Corp., which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Verify Smart Corp. dated January 17, 2013. We agree with the statements concerning our Firm in such Form 8-K. We have no basis to agree or disagree with any other statements made under Item 4.01.

Sincerely,

PLS CPA, A Professional Corp.

/s/ PLS CPA, A Professional Corp.
San Diego, California

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